EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77B:
  Accountant's report on internal control.

EXHIBIT B:
  Attachment to item 77C:
  Submission of matters to a vote of security holders.

EXHIBIT C:
  Attachment to item 77O:
  Transactions effected pursuant to Rule 10f-3

EXHIBIT D:
  Attachment to item 77Q1:
  Exhibits
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -

EXHIBIT A:
Report of Independent Auditors

To the Shareholders and Board of Trustees
Endeavor Series Trust

In planning and performing our audit of the financial statements of Endeavor Series Trust (the "Trust") for the year ended December 31, 2000, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Trust is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in any internal control, misstatements due to errors or fraud may occur and not be detected. Also, projections of any evaluation of internal control to future periods are subject to the risk that internal control may become inadequate because of changes in conditions or that the degree of compliance with the policies or procedures may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the specific internal control components does not reduce to a relatively low level the risk that errors or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control, including control activities for safeguarding securities, and its operation that we consider to be material weaknesses as defined above at December 31, 2000.

This report is intended solely for the information and use of the board of trustees and management of the Trust, and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

Ernst & Young LLP

Philadelphia, Pennsylvania
February 7, 2001





EXHIBIT B:
Endeavor Series Trust

September 25, 2000

At a Special Meeting of the shareholders of Endeavor Value Equity
Portfolio, Endeavor Opportunity Value Portfolio and Endeavor
Select Portfolio, an amendment to the Management Agreement between Endeavor Management Co. and Endeavor Series Trust relating to the above-mentioned Portfolios was approved as follows:


ENDEAVOR VALUE EQUITY PORTFOLIO
% (NUMBER) OF SHARES VOTING

For              86.777%       9,530,104.274
Against          5.135%          563,900.552
Abstain          8.088%          888,204.773


ENDEAVOR OPPORTUNITY VALUE PORTFOLIO
% (NUMBER) OF SHARES VOTING

For             84.774%        3,049,019.746
Against          6.871%          247,127.542
Abstain          8.355%          300,488.600


ENDEAVOR SELECT PORTFOLIO
% (NUMBER) OF SHARES VOTING

For             90.511%        3,799,106.984
Against          4.884%          205,003.150
Abstain          4.605%          193,300.172





EXHIBIT C:
Endeavor Series Trust
Schedule B
10f-3 Report - Affiliated Underwriters

INFORMATION WILL BE DISPLAYED IN THE FOLLOWING ORDER:
ISSUER; TRADE DATE; CATEGORY(1); 3 YRS OPERATIONS; SELLING BROKER; SHARES PURCHASED; PURCHASE PRICE PER SHARE; % OF ISSUE (2)



ENDEAVOR ENHANCED INDEX PORTFOLIO
July 1, 2000 through September 30, 2000

Corvis Corp.; 7/27/00;(i); yes; First Boston/Hambrecht & Quist;
360; $36.00; 0.001%



ENDEAVOR ASSET ALLOCATION PORTFOLIO
July 1, 2000 through September 30, 2000

Axcelis;7/10/00;(i);Yes;Smith Barney;5,400;$22.00;0.62%

deCode Genetics;7/17/00;(i);Yes;Lehman Bros.;500;$18.00;0.12%

Argonaut Technologies;7/19/00;(i);Yes;Furman Selz;4,000;$15.00;
1.56%

Spectrasite;7/25/00;(i);Yes;CSFB;13,600;$21.00;1.76%

Mainspring;7/26/00;(i);Yes;Hambrecht & Quist;300;$12.00;0.14%

Tycom;7/26/00;(i);Yes;Warburg Dillon Read;13,400;$32.00;0.56%

Crown Castle;7/27/00;(i);Yes;Goldman Sachs;9,200;$29.50;1.41%

Avici Systems Inc.;7/27/00;(i);Yes;JP Morgan;1,100;$31.00;0.28%

Genaissance Pharmaceuticals Inc.;8/2/00;(i);Yes;Deutsche Bank;
8,100;$13.00;2.39%

Inspire Pharmaceuticals;8/3/00;(i);Yes;Deutsche Bank;400;
$12.00;0.13%

Active Power;8/7/00;(i);Yes;CIBC;2,700;$17.00;0.61%

Curon Medical;9/22/00;(i);Yes;Warburg Dillon Read;5,800
$11.00;2.17%

Southern Energy, Inc.;9/26/00;(i);Yes;Goldman Sachs;8,000
$22.00;0.26%

Proton Energy Systems;9/28/00;(i);Yes;Salomon Smith Barney;
1,500;$17.00;0.34%


ENDEAVOR ENHANCED INDEX PORTFOLIO
October 1, 2000 through December 31, 2000

Corning, Inc.;11/2/00;(i);yes ;Goldman Sachs & co.;4,600
$71.25;0.002%



ENDEAVOR ASSET ALLOCATION PORTFOLIO
October 1, 2000 through December 31, 2000

Transmeta;11/6/00;(i);Yes;Cowen & Co.;800;$21.00;0.15%

Curagen;11/15/00;(i);Yes;Bear Stearns;4,100;$42.25;2.43%

Optical Communications Products;11/3/00;(i);Yes;
Warburg Dillon Reed;12,600;$11.00;2.89%

W-H Energy Services;10/10/00;(i);Yes;CSFB;3,800;$16.50;0.73%

Coach Inc.;10/4/00;(i);Yes;Goldman Sachs;3,900;$16.00;1.00%

Advanced Switching;10/4/00;(i);Yes;Hambrecht & Quist;500
$15.00;0.16%


(1) Securities are (i) part of an issue
registered under the Securities Act of
1933 (the "1933 Act") that is being offered to the public, (ii) Eligible Municipal
Securities (as defined in Rule 10f-3
under the 1940 Act (the "Rule")), (iii)
securities sold in an Eligible Foreign
Offering (as defined in the Rule) or (iv) securities sold in an Eligible Rule 144A Offering
(as defined in the Rule.)

(2) Represents purchases by all affiliated funds: may not exceed (i) if an offering other than an Eligible Rule 144A offering, 25% of the principal amount of the offering or (ii) if an Eligible Rule 144A offering, 25% of the total of (x) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers, as defined in Rule 144A (a)(1) under the 1933 Act, plus (y) the principal amount of the offering of such class in any concurrent public offering.




EXHIBIT D:

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this 9th day of October, 2000, by and between Jennison Associates LLC, a New York limited liability company
("Jennison") (the "Adviser"), and Endeavor Management Co., a
California corporation (the "Manager").

WHEREAS, the Manager has been organized to serve as investment manager of Endeavor Series Trust (the "Trust"), a Massachusetts business trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the Jennison Growth Portfolio (the
"Portfolio"); and

WHEREAS, the Manager desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Manager in performing investment advisory services for the Portfolio; and

WHEREAS, the Adviser is registered under the Investment Advisers
Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Manager;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Adviser. The Manager hereby employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Manager, the Portfolio or the Trust in any way. The Adviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Adviser receives the express agreement and consent of the Manager and/or the Trust's Board of Trustees to execute such documentation, agreements, contracts and other documents, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose, the Adviser shall act as the Manager's and the Trust's agent and attorney-in-fact.


Copies of the Trust's Registration Statement, as it relates to the Portfolio (the "Registration Statement"), and the Trust's Declaration of Trust and Bylaws (collectively, the "Charter Documents"), each as currently in effect, have been delivered to the Adviser. The Manager agrees, on an ongoing basis, to notify the Adviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio before they become effective and to provide to the Adviser as promptly as practicable copies of all amendments and supplements to the Registration Statement before filing with the Securities and Exchange Commission ("SEC") and amendments to the Charter Documents. The Manager will promptly provide the Adviser with any procedures applicable to the Adviser adopted from time to time by the Trust's Board of Trustees and agrees to promptly provide the Adviser copies of all amendments thereto. The Adviser will not be bound to follow any change in the investment policies, restrictions or procedures of the Portfolio or Trust, however, until it has received written notice of any such change from the Manager.

The Manager shall timely furnish the Adviser with such additional information as may be reasonably necessary for or requested by the Adviser to perform its responsibilities pursuant to this Agreement. The Manager shall cooperate with the Adviser in setting up and maintaining brokerage accounts and other accounts the Adviser deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

2.  Obligations of and Services to be Provided by the Adviser.
The Adviser undertake to provide the following services and to assume the following obligations:

a. The Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Manager, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Trust's Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time, in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended (the "Code") and any written instructions which the Manager or the Trust's Board of Trustees may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Adviser shall render such reports to the Trust's Board of Trustees and the Manager as they may reasonably request concerning the investment activities of the Portfolio, provided that the Adviser shall not be responsible for Portfolio accounting. Unless the Manager gives the Adviser written instructions to the contrary, the Adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders, direct the Portfolio's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

b. To the extent provided in the Trust's Registration Statement, as such Registration Statement may be amended from time to time, the Adviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select including affiliates of the Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Adviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by
Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust, the Manager or any person retained by the Trust at all reasonable times. Where applicable, such records shall be maintained by the Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

d. The Adviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Manager, the Trust, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses. Any reimbursement of fees paid to the Manager required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the 1940 Act shall be the sole responsibility of the Manager.

e. The Adviser and the Manager acknowledge that the Adviser is not the compliance agent for the Portfolio or for the Manager, and does not have access to all of the Portfolio's books and records necessary to perform certain compliance testing. To the extent that the Adviser has agreed to perform the services specified in this Section 2 in accordance with the Trust's Registration Statement and Charter Documents, written instructions of the Manager and any policies adopted by the Trust's Board of Trustees applicable to the Portfolio (collectively, the "Charter Requirements"), and in accordance with applicable law (including sub-chapters M and L of the Code, the Investment Company Act and the Advisers Act ("Applicable Law")), the Adviser shall perform such services based upon its books and records with respect to the Portfolio (as specified in Section 2.c. hereof), which comprise a portion of the Portfolio's books and records, and upon information and written instructions received from the Trust, the Manager or the Trust's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Trust, the Manager or the Trust's administrator. The Adviser shall have no responsibility to monitor certain limitations or restrictions for which the Adviser has not been provided sufficient information in accordance with
Section 1 of this Agreement or otherwise. All such monitoring shall be the responsibility of the Manager.

f. The Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.

g. The Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio. The Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

3. Compensation of the Adviser. In consideration of services rendered pursuant to this Agreement, the Manager will pay the Adviser a fee at the annual rate of the value of the Portfolio's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement.

4. Activities of the Adviser. The services of the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

The Adviser shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) of the 1940 Act, and shall not be subject to any other code of ethics, including the Manager's code of ethics, unless specifically adopted by the Adviser.

5. Use of Names. The Adviser hereby consents to the Portfolio being named the Jennison Growth Portfolio. The Manager shall not use the name or mark "Jennison" or disclose information related to the business of the Adviser or any of their affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name of the Trust or the Manager in any material relating to the Adviser in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its or the Trust's name which merely refer in accurate terms to the appointment of the Adviser hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

The Manager recognizes that from time to time directors, officers and employees of the Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Jennison" or any derivative or abbreviation thereof as part of their name, and that the Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

Upon termination of this Agreement for any reason, the Manager shall immediately cease and cause the Portfolio to immediately cease all use of the name and mark "Jennison."

6. Liability. Except as may otherwise be provided by the 1940 Act, or other federal securities laws, neither the Adviser nor any of its affiliates, officers, directors, shareholders, employees, or agents shall be liable for any loss, liability, cost, damage, or expense (including reasonable attorneys' fees and costs) (collectively referred to in this Agreement as "Losses"), except for Losses resulting from the Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of their obligations and duties under this Agreement. The Manager shall hold harmless and indemnify the Adviser, its affiliates, directors, officers, shareholders, employees or agents for any Loss not resulting from the Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement. The obligations contained in this
Section 6 shall survive termination of this Agreement.

7. Limitation of Trust's Liability. The Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Adviser agrees that any of the Trust's obligations shall be limited to the assets of the Portfolio and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trust officer, employee or agent of the Trust.

8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust's Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust's Board of Trustees, by the Manager, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Adviser, or by the Adviser upon 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement dated July 22, 1999 between the Manager and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Adviser and the Manager, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio's outstanding voting securities.

9. Confidential Relationship. Any information and advice furnished by any party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation.

The Manager hereby consents to the disclosure to third parties of
(i) investment results and other data of the Manager or the Portfolio in connection with providing composite investment results of the Adviser and (ii) investments and transactions of the Manager or the Portfolio in connection with providing composite information of clients of the Adviser.

10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11.	Custodian.  The Portfolio assets shall be maintained in the
custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Adviser shall have no liability for the acts or omissions of any custodian of the Portfolio's assets. The Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law other than to notify the custodian of investments that require segregation and appropriate assets for segregation.

12.	Information.  The Manager hereby acknowledges that it and the
Trustees of the Trust have been provided with all information necessary in connection with the services to be provided by the Adviser hereunder, including a copy of Part II of the Adviser's
Form ADV at least 48 hours prior to the Manager's execution of this Agreement, and any other information that the Manager or the Trustees deem necessary.

13. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

 	IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ENDEAVOR MANAGEMENT CO.

BY:  /s/ P. Michael Pond
   Authorized Officer


JENNISON ASSOCIATES LLC


BY:

   Authorized Officer



SCHEDULE A
Jennison Growth Portfolio

 .55% of first $300 million of average daily net assets; .50% of average daily net assets over $300 million





INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this 9th   day of October, 2000, by and between
Capital Guardian Trust Company, a California corporation (the
"Adviser"), and Endeavor Management Co., a California corporation
(the "Manager").

WHEREAS, the Manager has been organized to serve as investment manager of Endeavor Series Trust (the "Trust"), a Massachusetts business trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the Capital Guardian Global Portfolio
(the "Portfolio"); and

WHEREAS, the Manager desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Manager in performing investment advisory services for the Portfolio; and

WHEREAS, the Adviser is a bank not required to be registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Manager;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Adviser. The Manager hereby employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Manager, the Portfolio or the Trust in any way. The Adviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Adviser receives the express agreement and consent of the Manager and/or the Trust's Board of Trustees to execute such documentation, agreements, contracts and other documents, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose, the Adviser shall act as the Manager's and the Trust's agent and attorney-in-fact.

Copies of the Trust's Registration Statement, as it relates to the Portfolio (the "Registration Statement"), and the Trust's Declaration of Trust and Bylaws (collectively, the "Charter Documents"), each as currently in effect, have been delivered to the Adviser. The Manager agrees, on an ongoing basis, to notify the Adviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio before they become effective and to provide to the Adviser as promptly as practicable copies of all amendments and supplements to the Registration Statement before filing with the Securities and Exchange Commission ("SEC") and amendments to the Charter Documents. The Manager will promptly provide the Adviser with any procedures applicable to the Adviser adopted from time to time by the Trust's Board of Trustees and agrees to promptly provide the Adviser copies of all amendments thereto. The Adviser will not be bound to follow any change in the investment policies, restrictions or procedures of the Portfolio or Trust, however, until it has received written notice of any such change from the Manager.

The Manager shall timely furnish the Adviser with such additional information as may be reasonably necessary for or requested by the Adviser to perform its responsibilities pursuant to this Agreement. The Manager shall cooperate with the Adviser in setting up and maintaining brokerage accounts and other accounts the Adviser deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

2.  Obligations of and Services to be Provided by the Adviser.
The Adviser undertakes to provide the following services and to assume the following obligations:

a. The Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Manager, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Trust's Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time, in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended (the "Code") and any written instructions which the Manager or the Trust's Board of Trustees may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Adviser shall render such reports to the Trust's Board of Trustees and the Manager as they may reasonably request concerning the investment activities of the Portfolio, provided that the Adviser shall not be responsible for Portfolio accounting. Unless the Manager gives the Adviser written instructions to the contrary, the Adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders, direct the Portfolio's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

b. To the extent provided in the Trust's Registration Statement, as such Registration Statement may be amended from time to time, the Adviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select including affiliates of the Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Adviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by
Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust, the Manager or any person retained by the Trust at all reasonable times. Where applicable, such records shall be maintained by the Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

d. The Adviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Manager, the Trust, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses. Any reimbursement of fees paid to the Manager required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the 1940 Act shall be the sole responsibility of the Manager.

e. The Adviser and the Manager acknowledge that the Adviser is not the compliance agent for the Portfolio or for the Manager, and does not have access to all of the Portfolio's books and records necessary to perform certain compliance testing. To the extent that the Adviser has agreed to perform the services specified in this Section 2 in accordance with the Trust's Registration Statement and Charter Documents, written instructions of the Manager and any policies adopted by the Trust's Board of Trustees applicable to the Portfolio (collectively, the "Charter Requirements"), and in accordance with applicable law (including sub-chapters M and L of the Code, the Investment Company Act and the Advisers Act ("Applicable Law")), the Adviser shall perform such services based upon its books and records with respect to the Portfolio (as specified in Section 2.c. hereof), which comprise a portion of the Portfolio's books and records, and upon information and written instructions received from the Trust, the Manager or the Trust's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Trust, the Manager or the Trust's administrator. The Adviser shall have no responsibility to monitor certain limitations or restrictions for which the Adviser has not been provided sufficient information in accordance with
Section 1 of this Agreement or otherwise. All such monitoring shall be the responsibility of the Manager.

f. The Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.

g. The Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio. The Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

3. Compensation of the Adviser. In consideration of services rendered pursuant to this Agreement, the Manager will pay the Adviser a fee at the annual rate of the value of the Portfolio's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement.

4. Activities of the Adviser. The services of the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

The Adviser shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) of the 1940 Act, and shall not be subject to any other code of ethics, including the Manager's code of ethics, unless specifically adopted by the Adviser.

5. Use of Names. The Adviser hereby consents to the Portfolio being named the Capital Guardian Global Portfolio. The Manager shall not use the name or mark "Capital Guardian Trust Company" or disclose information related to the business of the Adviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name of the Trust or the Manager in any material relating to the Adviser in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its or the Trust's name which merely refer in accurate terms to the appointment of the Adviser hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

The Manager recognizes that from time to time directors, officers and employees of the Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Capital Guardian Trust Company" or any derivative or abbreviation thereof as part of their name, and that the Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

Upon termination of this Agreement for any reason, the Manager shall immediately cease and cause the Portfolio to immediately cease all use of the name and mark "Capital Guardian Trust
Company."

6. Liability. Except as may otherwise be provided by the 1940 Act, or other federal securities laws, neither the Adviser nor any of its affiliates, officers, directors, shareholders, employees, or agents shall be liable for any loss, liability, cost, damage, or expense (including reasonable attorneys' fees and costs) (collectively referred to in this Agreement as "Losses"), except for Losses resulting from the Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement. The Manager shall hold harmless and indemnify the Adviser, its affiliates, directors, officers, shareholders, employees or agents for any Loss not resulting from the Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement. The obligations contained in this
Section 6 shall survive termination of this Agreement.

7. Limitation of Trust's Liability. The Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Adviser agrees that any of the Trust's obligations shall be limited to the assets of the Portfolio and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trust officer, employee or agent of the Trust.

8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust's Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust's Board of Trustees, by the Manager, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Adviser, or by the Adviser upon 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement dated July 22, 1999 between the Manager and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Adviser and the Manager, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio's outstanding voting securities.

9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation.

The Manager hereby consents to the disclosure to third parties of
(i) investment results and other data of the Manager or the Portfolio in connection with providing composite investment results of the Adviser and (ii) investments and transactions of the Manager or the Portfolio in connection with providing composite information of clients of the Adviser.

10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11. Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Adviser shall have no liability for the acts or omissions of any custodian of the Portfolio's assets. The Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law other than to notify the custodian of investments that require segregation and appropriate assets for segregation.

12. Information. The Manager hereby acknowledges that it and the Trustees of the Trust have been provided with all information necessary in connection with the services to be provided by the Adviser hereunder and any other information that the Manager or the Trustees deem necessary.

13. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

	IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ENDEAVOR MANAGEMENT CO.

BY: /s/ P. Michael Pond
   Authorized Officer


CAPITAL GUARDIAN TRUST COMPANY

BY:

   Authorized Officer




SCHEDULE A
Capital Guardian Global Portfolio

 .65% of first $150 million of average daily net assets; .55% of average daily net assets over $150 million up to $300 million;
 .45% of average daily net assets over $300 million up to $500 million; .40% of average daily net assets over $500 million







INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this 9th day of October, 2000, by and between Capital Guardian Trust Company, a California corporation (the
"Adviser"), and Endeavor Management Co., a California corporation
(the "Manager").

WHEREAS, the Manager has been organized to serve as investment manager of Endeavor Series Trust (the "Trust"), a Massachusetts business trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the Capital Guardian Value Portfolio
(the "Portfolio"); and

WHEREAS, the Manager desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Manager in performing investment advisory services for the Portfolio; and

WHEREAS, the Adviser is a bank not required to be registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Manager;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Adviser. The Manager hereby employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Manager, the Portfolio or the Trust in any way. The Adviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Adviser receives the express agreement and consent of the Manager and/or the Trust's Board of Trustees to execute such documentation, agreements, contracts and other documents, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose, the Adviser shall act as the Manager's and the Trust's agent and attorney-in-fact.

Copies of the Trust's Registration Statement, as it relates to the Portfolio (the "Registration Statement"), and the Trust's Declaration of Trust and Bylaws (collectively, the "Charter Documents"), each as currently in effect, have been delivered to the Adviser. The Manager agrees, on an ongoing basis, to notify the Adviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio before they become effective and to provide to the Adviser as promptly as practicable copies of all amendments and supplements to the Registration Statement before filing with the Securities and Exchange Commission ("SEC") and amendments to the Charter Documents. The Manager will promptly provide the Adviser with any procedures applicable to the Adviser adopted from time to time by the Trust's Board of Trustees and agrees to promptly provide the Adviser copies of all amendments thereto. The Adviser will not be bound to follow any change in the investment policies, restrictions or procedures of the Portfolio or Trust, however, until it has received written notice of any such change from the Manager.

The Manager shall timely furnish the Adviser with such additional information as may be reasonably necessary for or requested by the Adviser to perform its responsibilities pursuant to this Agreement. The Manager shall cooperate with the Adviser in setting up and maintaining brokerage accounts and other accounts the Adviser deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

2.  Obligations of and Services to be Provided by the Adviser.
The Adviser undertakes to provide the following services and to assume the following obligations:

a. The Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Manager, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Trust's Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time, in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended (the "Code") and any written instructions which the Manager or the Trust's Board of Trustees may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Adviser shall render such reports to the Trust's Board of Trustees and the Manager as they may reasonably request concerning the investment activities of the Portfolio, provided that the Adviser shall not be responsible for Portfolio accounting. Unless the Manager gives the Adviser written instructions to the contrary, the Adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders, direct the Portfolio's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

b. To the extent provided in the Trust's Registration Statement, as such Registration Statement may be amended from time to time, the Adviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select including affiliates of the Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Adviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by
Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust, the Manager or any person retained by the Trust at all reasonable times. Where applicable, such records shall be maintained by the Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

d. The Adviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Manager, the Trust, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses. Any reimbursement of fees paid to the Manager required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the 1940 Act shall be the sole responsibility of the Manager.
e. The Adviser and the Manager acknowledge that the Adviser is not the compliance agent for the Portfolio or for the Manager, and does not have access to all of the Portfolio's books and records necessary to perform certain compliance testing. To the extent that the Adviser has agreed to perform the services specified in this Section 2 in accordance with the Trust's Registration Statement and Charter Documents, written instructions of the Manager and any policies adopted by the Trust's Board of Trustees applicable to the Portfolio (collectively, the "Charter Requirements"), and in accordance with applicable law (including sub-chapters M and L of the Code, the Investment Company Act and the Advisers Act ("Applicable Law")), the Adviser shall perform such services based upon its books and records with respect to the Portfolio (as specified in Section 2.c. hereof), which comprise a portion of the Portfolio's books and records, and upon information and written instructions received from the Trust, the Manager or the Trust's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Trust, the Manager or the Trust's administrator. The Adviser shall have no responsibility to monitor certain limitations or restrictions for which the Adviser has not been provided sufficient information in accordance with
Section 1 of this Agreement or otherwise. All such monitoring shall be the responsibility of the Manager.

f. The Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.

g. The Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio. The Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

3. Compensation of the Adviser. In consideration of services rendered pursuant to this Agreement, the Manager will pay the Adviser a fee at the annual rate of the value of the Portfolio's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement.

4. Activities of the Adviser. The services of the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

The Adviser shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) of the 1940 Act, and shall not be subject to any other code of ethics, including the Manager's code of ethics, unless specifically adopted by the Adviser.

5. Use of Names. The Adviser hereby consents to the Portfolio being named the Capital Guardian Value Portfolio. The Manager shall not use the name or mark "Capital Guardian Trust Company" or disclose information related to the business of the Adviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name of the Trust or the Manager in any material relating to the Adviser in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its or the Trust's name which merely refer in accurate terms to the appointment of the Adviser hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

The Manager recognizes that from time to time directors, officers and employees of the Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Capital Guardian Trust Company" or any derivative or abbreviation thereof as part of their name, and that the Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

Upon termination of this Agreement for any reason, the Manager shall immediately cease and cause the Portfolio to immediately cease all use of the name and mark "Capital Guardian Trust
Company."

6. Liability. Except as may otherwise be provided by the 1940 Act, or other federal securities laws, neither the Adviser nor any of its affiliates, officers, directors, shareholders, employees, or agents shall be liable for any loss, liability, cost, damage, or expense (including reasonable attorneys' fees and costs) (collectively referred to in this Agreement as "Losses"), except for Losses resulting from the Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement. The Manager shall hold harmless and indemnify the Adviser, its affiliates, directors, officers, shareholders, employees or agents for any Loss not resulting from the Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement. The obligations contained in this
Section 6 shall survive termination of this Agreement.

7. Limitation of Trust's Liability. The Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Adviser agrees that any of the Trust's obligations shall be limited to the assets of the Portfolio and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trust officer, employee or agent of the Trust.

8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust's Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust's Board of Trustees, by the Manager, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Adviser, or by the Adviser upon 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement dated July 22, 1999 between the Manager and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Adviser and the Manager, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio's outstanding voting securities.

9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation.

The Manager hereby consents to the disclosure to third parties of
(i) investment results and other data of the Manager or the Portfolio in connection with providing composite investment results of the Adviser and (ii) investments and transactions of the Manager or the Portfolio in connection with providing composite information of clients of the Adviser.

10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11. Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Adviser shall have no liability for the acts or omissions of any custodian of the Portfolio's assets. The Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law other than to notify the custodian of investments that require segregation and appropriate assets for segregation.

12. Information. The Manager hereby acknowledges that it and the Trustees of the Trust have been provided with all information necessary in connection with the services to be provided by the Adviser hereunder and any other information that the Manager or the Trustees deem necessary.

13. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

	IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ENDEAVOR MANAGEMENT CO.


BY:  /s/ P. Michael Pond
   Authorized Officer


CAPITAL GUARDIAN TRUST COMPANY

BY:
   Authorized Officer




SCHEDULE A
Capital Guardian Value Portfolio

 .50% of first $150 million of average daily net assets; .45% of average daily net assets over $150 million up to $300 million;
 .35% of average daily net assets over $300 million up to $500 million; .30% of average daily net assets over $500 million







INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this 9th   day of October, 2000, by and between
Capital Guardian Trust Company, a California corporation (the
"Adviser"), and Endeavor Management Co., a California corporation
(the "Manager").

WHEREAS, the Manager has been organized to serve as investment manager of Endeavor Series Trust (the "Trust"), a Massachusetts business trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the Capital Guardian U.S. Equity
Portfolio (the "Portfolio"); and

WHEREAS, the Manager desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Manager in performing investment advisory services for the Portfolio; and

WHEREAS, the Adviser is a bank not requested to be registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Manager;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Adviser. The Manager hereby employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Manager, the Portfolio or the Trust in any way. The Adviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Adviser receives the express agreement and consent of the Manager and/or the Trust's Board of Trustees to execute such documentation, agreements, contracts and other documents, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose, the Adviser shall act as the Manager's and the Trust's agent and attorney-in-fact.

Copies of the Trust's Registration Statement, as it relates to the Portfolio (the "Registration Statement"), and the Trust's Declaration of Trust and Bylaws (collectively, the "Charter Documents"), each as currently in effect, have been delivered to the Adviser. The Manager agrees, on an ongoing basis, to notify the Adviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio before they become effective and to provide to the Adviser as promptly as practicable copies of all amendments and supplements to the Registration Statement before filing with the Securities and Exchange Commission ("SEC") and amendments to the Charter Documents. The Manager will promptly provide the Adviser with any procedures applicable to the Adviser adopted from time to time by the Trust's Board of Trustees and agrees to promptly provide the Adviser copies of all amendments thereto. The Adviser will not be bound to follow any change in the investment policies, restrictions or procedures of the Portfolio or Trust, however, until it has received written notice of any such change from the Manager.

The Manager shall timely furnish the Adviser with such additional information as may be reasonably necessary for or requested by the Adviser to perform its responsibilities pursuant to this Agreement. The Manager shall cooperate with the Adviser in setting up and maintaining brokerage accounts and other accounts the Adviser deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

2.  Obligations of and Services to be Provided by the Adviser.
The Adviser undertakes to provide the following services and to assume the following obligations:

a. The Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Manager, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Trust's Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time, in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended (the "Code") and any written instructions which the Manager or the Trust's Board of Trustees may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Adviser shall render such reports to the Trust's Board of Trustees and the Manager as they may reasonably request concerning the investment activities of the Portfolio, provided that the Adviser shall not be responsible for Portfolio accounting. Unless the Manager gives the Adviser written instructions to the contrary, the Adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders, direct the Portfolio's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

b. To the extent provided in the Trust's Registration Statement, as such Registration Statement may be amended from time to time, the Adviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select including affiliates of the Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Adviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by
Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust, the Manager or any person retained by the Trust at all reasonable times. Where applicable, such records shall be maintained by the Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

d. The Adviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Manager, the Trust, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses. Any reimbursement of fees paid to the Manager required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the 1940 Act shall be the sole responsibility of the Manager.

e. The Adviser and the Manager acknowledge that the Adviser is not the compliance agent for the Portfolio or for the Manager, and does not have access to all of the Portfolio's books and records necessary to perform certain compliance testing. To the extent that the Adviser has agreed to perform the services specified in this Section 2 in accordance with the Trust's Registration Statement and Charter Documents, written instructions of the Manager and any policies adopted by the Trust's Board of Trustees applicable to the Portfolio (collectively, the "Charter Requirements"), and in accordance with applicable law (including sub-chapters M and L of the Code, the Investment Company Act and the Advisers Act ("Applicable Law")), the Adviser shall perform such services based upon its books and records with respect to the Portfolio (as specified in Section 2.c. hereof), which comprise a portion of the Portfolio's books and records, and upon information and written instructions received from the Trust, the Manager or the Trust's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Trust, the Manager or the Trust's administrator. The Adviser shall have no responsibility to monitor certain limitations or restrictions for which the Adviser has not been provided sufficient information in accordance with
Section 1 of this Agreement or otherwise. All such monitoring shall be the responsibility of the Manager.

f. The Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.

g. The Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio. The Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

3. Compensation of the Adviser. In consideration of services rendered pursuant to this Agreement, the Manager will pay the Adviser a fee at the annual rate of the value of the Portfolio's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement.

4. Activities of the Adviser. The services of the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

The Adviser shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) of the 1940 Act, and shall not be subject to any other code of ethics, including the Manager's code of ethics, unless specifically adopted by the Adviser.

5. Use of Names. The Adviser hereby consents to the Portfolio being named the Capital Guardian U.S. Equity Portfolio. The Manager shall not use the name or mark "Capital Guardian Trust Company" or disclose information related to the business of the Adviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name of the Trust or the Manager in any material relating to the Adviser in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its or the Trust's name which merely refer in accurate terms to the appointment of the Adviser hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

The Manager recognizes that from time to time directors, officers and employees of the Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Capital Guardian Trust Company" or any derivative or abbreviation thereof as part of their name, and that the Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

Upon termination of this Agreement for any reason, the Manager shall immediately cease and cause the Portfolio to immediately cease all use of the name and mark "Capital Guardian Trust
Company."

6. Liability. Except as may otherwise be provided by the 1940 Act, or other federal securities laws, neither the Adviser nor any of its affiliates, officers, directors, shareholders, employees, or agents shall be liable for any loss, liability, cost, damage, or expense (including reasonable attorneys' fees and costs) (collectively referred to in this Agreement as "Losses"), except for Losses resulting from the Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement. The Manager shall hold harmless and indemnify the Adviser, its affiliates, directors, officers, shareholders, employees or agents for any Loss not resulting from the Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement. The obligations contained in this
Section 6 shall survive termination of this Agreement.

7. Limitation of Trust's Liability. The Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Adviser agrees that any of the Trust's obligations shall be limited to the assets of the Portfolio and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trust officer, employee or agent of the Trust.

8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust's Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust's Board of Trustees, by the Manager, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Adviser, or by the Adviser upon 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement dated July 22, 1999 between the Manager and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Adviser and the Manager, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio's outstanding voting securities.

9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation.

The Manager hereby consents to the disclosure to third parties of
(i) investment results and other data of the Manager or the Portfolio in connection with providing composite investment results of the Adviser and (ii) investments and transactions of the Manager or the Portfolio in connection with providing composite information of clients of the Adviser.

10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11. Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Adviser shall have no liability for the acts or omissions of any custodian of the Portfolio's assets. The Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law other than to notify the custodian of investments that require segregation and appropriate assets for segregation.

12. Information. The Manager hereby acknowledges that it and the Trustees of the Trust have been provided with all information necessary in connection with the services to be provided by the Adviser hereunder and any other information that the Manager or the Trustees deem necessary.

13. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

	IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ENDEAVOR MANAGEMENT CO.


BY:  /s/ P. Michael Pond
   Authorized Officer


CAPITAL GUARDIAN TRUST
COMPANY

BY:
   Authorized Officer


SCHEDULE A
Capital Guardian U.S. Equity Portfolio

 .50% of first $150 million of average daily net assets; .45% of average daily net assets over $150 million up to $300 million;
 .35% of average daily net assets over $300 million up to $500 million; .30% of average daily net assets over $500 million